Expensify

Q3 2024 Earnings



November 7th, 2024

Expensify

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, future cash flow, projected costs, prospects, plans, objectives of management, expected market growth, and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,”, “can”, “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; geopolitical tensions, including the war in Ukraine and the conflict in Israel, Gaza and surrounding areas; the impact on inflation on us and our members; our borrowing costs have and may continue to increase as a result of increases in interest rates; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; any adverse impact on our business operations as a result of using artificial intelligence or other machine learning technologies in our services; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, and geopolitical uncertainty and instability, including as a result of the 2024 United States presidential election; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net income (loss), adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Expensify

Q3 24 Financials

Expensify

Q3 2024

Revenue	Average Paid Members	Interchange
$35.4MM	684,000	$4.6MM

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Q3 2024

Operating Cash Flow
(Includes timing of customer funds)

$3.7MM

Free Cash Flow[1]
(Excludes timing of customer funds)

$6.7MM

Net Loss

$(2.2MM)

Non-GAAP Net Income[2]

$5.4MM

Adj. EBITDA[3]

$9.7MM

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net income (loss) as net income (loss) from operations in accordance with US GAAP excluding stock-based compensation.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation. Please see appendix for GAAP to Non-GAAP reconciliation.

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Free Cash Flow[1]

- Last quarter we increased our FCF guidance from $11.0-13.00MM to $15.0-16.0MM.
- We are now increasing that guidance by 27% to **$19.0-20.0MM[2] FY 2024 Free Cash Flow.**

Q3 Free Cash Flow was $6.7MM, a 17% increase from Q2[3].

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

[2]The Company does not provide a reconciliation for free cash flow estimates on a forward-looking basis because it is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of net cash used in operating activities and certain reconciling items on a forward-looking basis, which could be significant to the Company's results.

[3] Please see appendix for GAAP to non-GAAP reconciliation.

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.

Expensify Card updates

- **Strong growth:** Quarterly interchange derived from the Expensify Card **grew 48%** y/y **to $4.6MM** in Q3.
- **Program management & accounting improvement:** The company continued transitioning members to its new card program during Q3.
- **94% of all Expensify Card spend** has migrated to the new program.

Net interchange	Interchange in revenue	Total Interchange
$0.9MM	$3.7MM	$4.6MM

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Q3 2024

Monthly Paid Members



800,000
600,000
400,000
200,000
0
7/1/2021
1/1/2022
7/1/2022
1/1/2023
7/1/2023
1/1/2024
7/1/2024

October Paid Members

693,000

Denotes Oct 2024 and Oct activity from previous years

Note: There can be no assurances that the trends of previous fourth quarters are representative of future trends.

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Q3 Business Highlights

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The New Expensify 80/20 advantage:

- **The best expense tools can only automate 80%**
  - They are limited to card and receipt data
- **That last 20% requires information not available on the receipt or card swipe**
  - This requires painful, time-consuming nagging at "email speed"
- **New Expensify manages these questions at "chat speed"**
  - Mobile-first, chat-first skips the inbox & meets employees on the road
- **Most questions are already answered in chat, somewhere**
  - We expect Expensify's future AI will be able to find the answer without needing to ask.

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In conclusion:

- **Our core business has remained stable.**
    - Expensify Classic is a strong foundation for New Expensify
- **We are raising our 2024 free cash flow[1] guidance, again.**
    - We continue to find new efficiencies
- **The new Expensify Card program is almost fully deployed.**
    - We are on track for full migration by EOY 2024
- **New Expensify is driving more interest and new leads.**
    - Aiming for 100% automation, an industry first
- **Expensify Travel is generating new revenue.**
    - Rolling out to target group of mid-market beta customers

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.


Q&A

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Appendix

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GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Three months ended September 30, 2024 *(unaudited, in thousands)*	Three months ended September 30, 2023 *(unaudited, in thousands)*
Net loss	**$ (2,198)**	**$ (17,003)**
Add:		
Stock-based compensation expense	7,630	10,267
Non-GAAP Net Income (Loss)[1]	**$ 5,432**	**$ (6,736)**

[1] We define Non-GAAP Net Income as net income (loss) excluding stock-based compensation.

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GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended September 30, 2024 *(unaudited, in thousands)*	Three months ended September 30, 2023 *(unaudited, in thousands)*
Net loss	**$ (2,198)**	**$ (17,003)**
Provision for (benefit from) income taxes	2,667	(270)
Other (income) expenses, net	(181)	2,375
Depreciation and amortization	1,758	1,082
Stock-based compensation expense	7,630	10,267
Adjusted EBITDA	**$ 9,676**	**$ (3,549)**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation.

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GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended September 30, 2024 *(unaudited, in thousands)*	Three months ended June 30, 2024 *(unaudited, in thousands)*	Three months ended September 30, 2023 *(unaudited, in thousands)*
Net cash provided by (used in) operating activities	**$ 3,687**	**$ 9,317**	**$ (5,106)**
(Increase) decrease in changes in customer assets and liabilities			
Settlement assets	5,326	1,756	4,137
Settlement liabilities	(502)	(3,317)	(3,833)
Adjusted operating cash flow	**$ 8,511**	**$ 7,756**	**$ (4,802)**
Less:			
Purchases of property and equipment	—	—	(624)
Software development costs	(1,832)	(2,038)	(1,687)
Free cash flow	**$ 6,679**	**$ 5,718**	**$ (7,113)**

Note: We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

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Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q4 2024		Q1 2025		Q2 2025		Q3 2025	
	Low	High	Low	High	Low	High	Low	High
Cost of revenue, net	$ 2.7	$ 3.4	$ 2.5	$ 3.2	$ 2.2	$ 2.9	$ 2.0	$ 2.7
Research and development	2.3	3.0	2.2	2.9	1.9	2.6	1.8	2.5
General and administrative	1.4	1.8	1.4	1.8	1.2	1.6	1.1	1.5
Sales and marketing	0.6	0.8	0.6	0.8	0.5	0.7	0.5	0.7
Total	**$ 7.0**	**$ 9.0**	**$ 6.7**	**$ 8.7**	**$ 5.8**	**$ 7.8**	**$ 5.4**	**$ 7.4**

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.